# Supplemental Financial Report

Second Quarter 2016

**ColonyCapital**

*A Global Real Estate & Investment Management Company*

Forward-Looking Statements

Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-Looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.
The forward-looking statements contained in this presentation reflect Colony Capital, Inc.’s (or “the Company”) current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond the Company’s control, that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Statements regarding the following subjects, among others, may be forward-looking: the market, economic and environmental conditions in the industrial real estate, single-family rental, and lodging sectors; any decrease in the Company’s net income and funds from operations as a result of the combination transaction with Colony Capital, LLC; the Company’s ability to manage the combination with Colony Capital, LLC effectively; the Company’s exposure to risks to which it has not historically been exposed, including liabilities with respect to the assets acquired from Colony Capital, LLC and ongoing liabilities and business risks inherent to Colony Capital LLC’s business; the Company’s business and investment strategy, including the Company’s investment in and ability to generate revenue from the single-family homes in which the Company indirectly owns an interest; the Company’s ability to dispose of its real estate investments quickly; the performance of the hotels in which the Company owns an interest; market trends in the Company’s industry, interest rates, real estate values, the debt securities markets or the general economy or the demand for commercial real estate loans; the Company’s projected operating results; actions, initiatives and policies of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. and global economy generally or in specific geographic regions; the Company’s ability to obtain and maintain financing arrangements, including securitizations; the amount and value of commercial mortgage loans requiring refinancing in future periods; the availability of attractive investment opportunities; the availability and cost of debt financing from traditional lenders; the volume of short-term loan extensions; the demand for new capital to replace maturing loans; the Company’s expected leverage; the general volatility of the securities markets in which the Company participates; changes in the value of the Company’s assets; interest rate mismatches between the Company’s target assets and any borrowings used to fund such assets; changes in interest rates and the market value of the Company’s target assets; changes in prepayment rates on the Company’s target assets; effects of hedging instruments on the Company’s target assets; rates of default or decreased recovery rates on the Company’s target assets; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; the Company’s ability to maintain its qualification as a real estate investment trust, or REIT, for U.S. federal income tax purposes; the Company’s ability to maintain its exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); the availability of opportunities to acquire commercial mortgage-related, real estate-related and other securities; the availability of qualified personnel; estimates relating to the Company’s ability to make distributions to the Company’s stockholders in the future; and the Company’s understanding of its competition.
While forward-looking statements reflect Colony Capital, Inc.’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent filings with the SEC.
This presentation contains statistics and other data that has been obtained from or compiled from information made available by third-party service providers. Colony Capital, Inc. has not independently verified such statistics or data.
This information is provided for informational purposes only and is not intended to be indicative of future results. Actual performance of Colony Capital, Inc. may vary materially.

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 1 |

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including funds from operations, or FFO, and core funds from operations, or Core FFO.

The Company calculates funds from operations ("FFO") in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, which defines FFO as net income or loss calculated in accordance with GAAP, excluding gains and losses from sales of depreciable real estate and impairment write-downs associated with depreciable real estate, plus real estate-related depreciation and amortization, and after similar adjustments for unconsolidated partnerships and joint ventures. Included in FFO are gains and losses from sales of assets which are not depreciable real estate such as loans receivable, investments in unconsolidated joint ventures as well as investments in debt and other equity securities, as applicable.

The Company computes core funds from operations ("Core FFO") by adjusting FFO for the following items, including the Company's share of these items recognized by unconsolidated partnerships and joint ventures: (i) gains and losses from sales of depreciable real estate, net of depreciation, amortization and impairment previously adjusted for FFO; (ii) stock compensation expense; (iii) effects of straight-line rent revenue and straight-line rent expense on ground leases; (iv) amortization of acquired above- and below-market lease values; (v) amortization of deferred financing costs and debt premiums and discounts; (vi) unrealized fair value gains or losses on derivative instruments and on foreign currency remeasurements; (vii) acquisition-related expenses, merger and integration costs; (viii) amortization and impairment of finite-lived intangibles related to investment management contracts and customer relationships; (ix) gain on remeasurement of consolidated investment entities and the effect of amortization thereof; (x) non-real estate depreciation and amortization; (xi) change in fair value of contingent consideration; and (xii) deferred tax effect on the foregoing adjustments. Also, beginning with the first quarter of 2016, the Company's share of Core FFO from its interest in Colony Starwood Homes (NYSE:SFR) will represent its percentage interest multiplied by SFR's reported Core FFO, which may differ from the Company's calculation of Core FFO. Refer to SFR's filings for its definition and calculation of Core FFO.

FFO and Core FFO should not be considered alternatives to GAAP net income as indications of operating performance, or to cash flows from operating activities as measures of liquidity, nor as indications of the availability of funds for the Company's cash needs, including funds available to make distributions. FFO and Core FFO should not be used as supplements to or substitutes for cash flow from operating activities computed in accordance with GAAP. The Company's calculations of FFO and Core FFO may differ from methodologies utilized by other REITs for similar performance measurements, and, accordingly, may not be comparable to those of other REITs.

The Company uses FFO and Core FFO as supplemental performance measures because, in excluding real estate depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates, and operating costs. The Company also believes that, as widely recognized measures of the performance of REITs, FFO and Core FFO will be used by investors as a basis to compare its operating performance with that of other REITs. However, because FFO and Core FFO excludes depreciation and amortization and captures neither the changes in the value of the Company’s properties that results from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of its properties, all of which have real economic effect and could materially impact the Company’s results from operations, the utility of FFO and Core FFO as measures of the Company’s performance is limited. Other equity REITs may not calculate FFO and Core FFO in accordance with the NAREIT definition and, accordingly, the Company’s FFO and Core FFO may not be comparable to such other REITs’ FFO and Core FFO. Accordingly, FFO and Core FFO should be considered only as supplements to net income as a measure of the Company’s performance.

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 2 |

Table of Contents

			Page				Page
I.	Overview			V.	Single Family Residential Rentals
	a.	Summary Metrics	4		a.	Summary Metrics	17
	b.	Summary of Segments	5	VI.	Other Real Estate Equity
II.	Financial Results				a.	Summary Metrics	18
	a.	Consolidated Income Statements	6		b.	Portfolio Overview	19
	b.	Pro Rata Segment Balance Sheets	7	VII.	Real Estate Debt
	c.	Pro Rata Segment Operating Results	8		a.	Summary Metrics	20
	d.	Pro Rata Segment Reconciliation of Net Income to FFO & Core FFO	9		b.	Portfolio Overview by Loan Type	21
III.	Capitalization				c.	Portfolio Overview by Collateral Type	22
	a.	Overview	10	VIII.	Investment Management
	b.	Debt Overview	11		a.	Summary Metrics	23
	c.	Investment-Level Debt Overview	12	IX.	Definitions		24
	d.	Credit Facility, Convertible Debt & Preferred Equity Overview	14
IV.	Colony Light Industrial Platform
	a.	Summary Metrics	15
	b.	Portfolio & Lease Overview	16

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 3 |

Ia. Overview—Summary Metrics

Summary metrics
($ and shares in thousands, except per share data, unless otherwise noted; as of or for the three months ended June 30, 2016 unless otherwise noted)
Financial data
Net income attributable to common stockholders	$42,956
Net income attributable to common stockholders per basic share	0.38
Core FFO	100,394
Core FFO per basic share	0.75
FFO	78,580
FFO per basic share	0.58
Q3 2016 dividend per share	0.40
Annualized dividend	1.60
AUM	$18.4 billion
FEEUM	7.6 billion

Balance sheet, capitalization and trading statistics
Total consolidated assets	$9,883,159
CLNY OP share of consolidated assets	6,895,671
Total consolidated debt (1)	4,243,504
CLNY OP share of consolidated debt (1)	3,341,297
Shares and OP units outstanding as of 8/5/2016	134,715
Share price as of 8/5/2016	$17.97
Market value of common equity & OP units	2,420,828
Liquidation preference of preferred equity	625,750
Insider ownership of shares and OP units	18.2%
________
Note: See appendix for definitions and acronyms.
(1) Represents principal balance and excludes debt issuance costs, discounts and premiums.

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 4 |

Ib. Overview—Summary of Segments

($ in thousands, unless otherwise noted; as of or for the three months ended June 30, 2016)
Light Industrial
1) CLNY OP share of undepreciated cost basis of real estate assets (1)(2)	$1,262,868
CLNY OP share of investment-level non-recourse financing (3)	742,922
2) Carrying value of CLIP operating platform	20,000
Net income attributable to common stockholders	2,995
Core FFO	17,517
Single Family Residential Rentals
1) CLNY OP share of equity method investments - Colony Starwood Homes	$325,857
Colony Starwood Homes shares beneficially owned by OP and common stockholders	15.1 million
CLNY OP interest in SFR as of June 30, 2016	14.0%
2) CLNY OP share of equity method investments - Colony American Finance	56,769
CLNY OP interest in CAF as of June 30, 2016	17.4%
Net loss attributable to common stockholders	(1,712)
Core FFO	5,655
Other Real Estate Equity
1) CLNY OP share of undepreciated cost basis of real estate assets, held for investment (1)(2)	$973,240
2) CLNY OP share of undepreciated cost basis of real estate assets, held for sale (1)	86,351
3) CLNY OP share of equity method investments	143,896
CLNY OP share of investment-level non-recourse financing (3)	595,394
4) CLNY OP share of other investments - Albertsons investment	49,862
Net income attributable to common stockholders	36,777
Core FFO	49,588
Real Estate Debt
1) CLNY OP share of loans receivable held for investment, net	$2,680,712
CLNY OP share of investment-level financing (3)	929,904
2) CLNY OP share of carrying value of real estate assets (REO within debt portfolio) (1)	35,691
3) CLNY OP share of investments in equity method investments	118,465
4) CLNY OP share of other investments	4,649
Net income attributable to common stockholders	44,549
Core FFO	60,523
Investment Management
AUM	$18.4 billion
FEEUM	7.6 billion
Credit Funds	3.7 billion
Core Plus / Value-Add Funds	1.6 billion
Opportunity Funds	2.3 billion
Net income attributable to common common stockholders	2,639
Core FFO	5,916
________
(1) Includes all components related to real estate assets, including tangible real estate and lease-related intangibles.
(2) Excludes accumulated depreciation.
(3) Represents unpaid principal balance.

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 5 |

IIa. Financial Results—Consolidated Income Statements

	2015							2016
($ in thousands, except per share data)	Q1 (1)	Q2		Q3		Q4		Q1		Q2
Income
Interest income	$46,137	$101,270		$142,269		$127,629		$89,361		$103,860
Property operating income	43,793	83,230		86,435		86,413		91,617		95,348
Income from equity method investments	26,349	10,956		6,879		3,421		2,429		53,113
Fee income	—	21,928		23,070		20,745		16,609		15,505
Other income	333	3,520		4,325		3,274		3,202		2,815
Total income	116,612	220,904		262,978		241,482		203,218		270,641
Expenses
Management fees	14,961	101		—		—		—		—
Transaction, investment and servicing expenses	16,807	10,034		7,058		28,722		11,421		13,360
Interest expense	26,593	30,924		38,027		37,550		41,871		42,568
Property operating expenses	14,011	35,905		35,615		32,182		30,786		29,780
Depreciation and amortization	22,308	36,645		42,656		39,368		46,142		39,541
Provision for loan losses	—	4,078		26,495		6,538		4,630		6,213
Impairment loss	—	—		317		10,425		2,079		2,441
Compensation expense	—	28,644		25,734		29,513		26,867		24,240
Administrative expenses	4,781	11,411		11,154		11,507		12,771		13,098
Total expenses	99,461	157,742		187,056		195,805		176,567		171,241
Gain on sale of real estate assets, net	—	—		—		—		51,119		5,844
Gain on remeasurement of consolidated investment entities, net	—	41,486		—		—		—		—
Other (loss) gain, net	(286)	(1,215)		(759)		5,602		14,045		(348)
Income before income taxes	16,865	103,433		75,163		51,279		91,815		104,896
Income tax (provision) benefit	(650)	(349)		3,598		6,697		(784)		(1,760)
Net income	16,215	103,084		78,761		57,976		91,031		103,136
Net income attributable to noncontrolling interests—Investment entities	5,686	34,630		22,264		23,543		57,595		40,169
Net income attributable to noncontrolling interests—Operating Company	—	9,138		7,200		3,595		3,421		7,918
Net income attributable to Colony Capital, Inc.	10,529	59,316		49,297		30,838		30,015		55,049
Preferred dividends	6,972	11,410		12,094		12,093		11,880		12,093
Net income attributable to common stockholders	$3,557	$47,906		$37,203		$18,745		$18,135		$42,956
Net income per common share—Basic	$0.03	$0.43		$0.33		$0.17		$0.16		$0.38
Net income per common share—Diluted	$0.03	$0.40		$0.32		$0.17		$0.16		$0.36
Weighted average number of common shares outstanding—Basic	109,415	111,394		111,443		111,444		111,660		112,306
Weighted average number of common shares outstanding—Diluted	109,415	136,434		136,138		111,444		111,660		137,255
FFO	$29,663	$83,159		$72,162		$54,272		$36,729		$78,580
FFO per basic share	$0.27	$0.62		$0.54		$0.41		$0.27		$0.58
Core FFO	$53,561	$58,692	(2)	$70,064	(2)	$75,562	(2)	$53,316	(2)	$100,394
Core FFO per basic share	$0.49	$0.44	(2)	$0.52	(2)	$0.56	(2)	$0.41	(2)	$0.75

__________

(1)
Prior to the Combination transaction on April 2, 2015, the Company was externally managed and many of the Company's investments were held through unconsolidated joint ventures. Therefore, results of operations for Q1 2015 are not directly comparable to subsequent quarters.

(2)
The Company added the deferred tax effect related to Core FFO adjustments to the definition of Core FFO. As such, the Company has presented revised Core FFO and Core FFO per basic common share / common OP Unit for prior periods to exclude such deferred tax effects to conform to the current quarter calculation of Core FFO.

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 6 |

IIb. Financial Results—Pro Rata Segment Balance Sheets

	OP pro rata share by segment							Amounts attributable to noncontrolling interests	CLNY consolidated as reported
($ in thousands; as of June 30, 2016)	Light Industrial Platform	Single-Family Residential Rentals	Other Real Estate Equity	Real Estate Debt	Investment Management	Amounts not allocated to segments	Total OP pro rata share
ASSETS
Cash	$9,616	$—	$33,048	$36,960	$13,601	$55,648	$148,873	$78,331	$227,204
Loans receivable held for investment, net	—	—	—	2,680,712	—	—	2,680,712	1,141,483	3,822,195
Real estate assets, net
Held for investment	1,131,199	—	874,997	8,954	—	—	2,015,150	1,242,900	3,258,050
Held for sale	7,018	—	77,496	26,680	—	—	111,194	108,761	219,955
Equity method investments	—	382,626	143,896	118,465	9,187	14,961	669,135	151,925	821,060
Other investments	—	—	49,862	4,649	—	—	54,511	68,644	123,155
Goodwill	20,000	—	—	—	660,127	—	680,127	—	680,127
Deferred leasing costs and intangible assets, net	47,849	—	94,804	57	78,181	—	220,891	100,533	321,424
Due from affiliates and other assets	19,133	—	46,407	159,832	19,944	69,762	315,078	94,911	409,989
Total assets	$1,234,815	$382,626	$1,320,510	$3,036,309	$781,040	$140,371	$6,895,671	$2,987,488	$9,883,159
LIABILITIES & EQUITY
Liabilities:
Accrued and other liabilities	$29,517	$—	$48,642	$79,481	$43,020	$26,811	$227,471	$49,866	$277,337
Intangible liabilities, net	6,989	—	4,745	—	—	—	11,734	10,925	22,659
Due to affiliates—contingent consideration	—	—	—	—	—	43,900	43,900	—	43,900
Dividends and distributions payable	—	—	—	—	—	65,979	65,979	—	65,979
Debt, net	734,185	—	586,226	923,679	—	470,577	2,714,667	886,502	3,601,169
Convertible senior notes, net	—	—	—	—	—	591,942	591,942	—	591,942
Total liabilities	770,691	—	639,613	1,003,160	43,020	1,199,209	3,655,693	947,293	4,602,986
Equity:
Stockholders' equity	405,963	334,707	595,577	1,778,385	645,536	(926,151)	2,834,017	—	2,834,017
Noncontrolling interests in investment entities	—	—	—	—	—	—	—	2,040,195	2,040,195
Noncontrolling interests in Operating Company	58,161	47,919	85,320	254,764	92,484	(132,687)	405,961	—	405,961
Total equity	464,124	382,626	680,897	2,033,149	738,020	(1,058,838)	3,239,978	2,040,195	5,280,173
Total liabilities and equity	$1,234,815	$382,626	$1,320,510	$3,036,309	$781,040	$140,371	$6,895,671	$2,987,488	$9,883,159
By Geography(1):
United States	100%	100%	47%	82%	N/A	N/A
Europe	—%	—%	53%	16%	N/A	N/A
Other	—%	—%	—%	2%	N/A	N/A

__________
(1) Geographic breakdown for each segment is based on the net assets of the underlying investments held by each segment.

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 7 |

IIc. Financial Results—Pro Rata Segment Operating Results

	OP pro rata share by segment							Amounts attributable to noncontrolling interests	CLNY consolidated as reported
($ in thousands; for the three months ended June 30, 2016)	Light Industrial Platform	Single-Family Residential Rentals	Other Real Estate Equity	Real Estate Debt	Investment Management	Amounts not allocated to segments	Total OP pro rata share
Income
Interest income	$—	$—	$8	$65,363	$—	$18	$65,389	$38,471	$103,860
Property operating income	29,812	—	24,936	792	—	—	55,540	39,808	95,348
(Loss) income from equity method investments	—	(2,026)	39,695	3,054	(493)	1,897	42,127	10,986	53,113
Fee income	—	—	—	31	15,505	—	15,536	(31)	15,505
Other income	3,483	—	89	437	—	666	4,675	(1,860)	2,815
Total income	33,295	(2,026)	64,728	69,677	15,012	2,581	183,267	87,374	270,641
Expenses
Transaction, investment and servicing expenses	106	—	668	1,532	22	7,125	9,453	3,907	13,360
Interest expense	6,210	—	6,429	8,823	—	10,949	32,411	10,157	42,568
Property operating expenses	8,370	—	5,887	715	—	—	14,972	14,808	29,780
Depreciation and amortization	13,557	—	8,322	75	3,559	1,100	26,613	12,928	39,541
Provision for loan losses	—	—	—	2,250	—	—	2,250	3,963	6,213
Impairment loss	85	—	—	638	—	—	723	1,718	2,441
Compensation expense	1,213	—	629	2,061	7,880	11,511	23,294	946	24,240
Administrative expenses	298	—	834	1,045	692	8,561	11,430	1,668	13,098
Total expenses	29,839	—	22,769	17,139	12,153	39,246	121,146	50,095	171,241
Gain on sale of real estate assets, net	12	—	1,296	530	—	—	1,838	4,006	5,844
Other gain (loss), net	42	—	442	(113)	44	(837)	(422)	74	(348)
Income before income taxes	3,510	(2,026)	43,697	52,955	2,903	(37,502)	63,537	41,359	104,896
Income tax benefit (expense)	36	—	(473)	(193)	227	(167)	(570)	(1,190)	(1,760)
Net income (loss)	3,546	(2,026)	43,224	52,762	3,130	(37,669)	62,967	40,169	103,136
Net income attributable to noncontrolling interests:
Investment entities	—	—	—	—	—	—	—	40,169	40,169
Operating Company	551	(314)	6,447	8,213	491	(7,470)	7,918	—	7,918
Net income (loss) attributable to Colony Capital, Inc.	2,995	(1,712)	36,777	44,549	2,639	(30,199)	55,049	—	55,049
Preferred dividends	—	—	—	—	—	12,093	12,093	—	12,093
Net income (loss) attributable to common stockholders	$2,995	$(1,712)	$36,777	$44,549	$2,639	$(42,292)	$42,956	$—	$42,956

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 8 |

IId. Financial Results—Pro Rata Segment Reconciliation of Net Income to FFO & Core FFO

	OP pro rata share by segment							Amounts attributable to noncontrolling interests	CLNY consolidated as reported
($ in thousands; for the three months ended June 30, 2016)	Light Industrial Platform	Single-Family Residential Rentals	Other Real Estate Equity	Real Estate Debt	Investment Management	Amounts not allocated to segments	Total OP pro rata share
Net income (loss) attributable to common stockholders	$2,995	$(1,712)	$36,777	$44,549	$2,639	$(42,292)	$42,956	$—	$42,956
Net income attributable to noncontrolling common interests in Operating Company	551	(314)	6,447	8,213	491	(7,470)	7,918	—	7,918
Net income (loss) attributable to common interests in Operating Company and common stockholders	3,546	(2,026)	43,224	52,762	3,130	(49,762)	50,874	—	50,874
Adjustments for FFO:
Real estate depreciation and amortization	13,557	6,216	9,071	75	—	—	28,919	12,989	41,908
Impairment of real estate	85	20	—	488	—	—	593	1,868	2,461
Gain on sales of real estate	(12)	(73)	(1,296)	(425)	—	—	(1,806)	(4,127)	(5,933)
Less: Adjustments attributable to noncontrolling interests in investment entities	—	—	—	—	—	—	—	(10,730)	(10,730)
FFO	$17,176	$4,137	$50,999	$52,900	$3,130	$(49,762)	$78,580	$—	$78,580

Additional adjustments for Core FFO:
Gain on sale of real estate, net of depreciation, amortization and impairment previously adjusted for FFO	20	—	(1,007)	196	—	—	(791)	2,224	1,433
Noncash equity compensation expense	102	111	89	202	994	2,036	3,534	—	3,534
Straight-line rent revenue	(836)	—	(1,638)	—	—	—	(2,474)	(1,122)	(3,596)
Loss on change in fair value of contingent consideration	—	—	—	—	—	689	689	—	689
Amortization of acquired above- and below-market lease intangibles, net	359	—	(418)	—	—	—	(59)	117	58
Amortization of deferred financing costs and debt premium and discounts	634	1,476	1,020	1,702	—	924	5,756	2,293	8,049
Unrealized (gain) loss on derivatives	—	(644)	8	—	(44)	—	(680)	17	(663)
Acquisition-related expenses, merger and integration costs	62	948	376	—	—	6,437	7,823	1,083	8,906
Amortization and impairment of investment management intangibles	—	—	—	—	3,558	—	3,558	—	3,558
Non-real estate depreciation and amortization	—	—	—	—	—	1,100	1,100	—	1,100
Amortization of gain on remeasurement of consolidated investment entities, net	—	—	159	5,523	—	—	5,682	16,131	21,813
Deferred tax benefit, net	—	—	—	—	(1,722)	(229)	(1,951)	—	(1,951)
Net gain on SFR's non-performing loans business	—	(373)	—	—	—	—	(373)	—	(373)
Less: Adjustments attributable to noncontrolling interests in investment entities	—	—	—	—	—	—	—	(20,743)	(20,743)
Core FFO	$17,517	$5,655	$49,588	$60,523	$5,916	$(38,805)	$100,394	$—	$100,394

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 9 |

IIIa. Capitalization—Overview

($ in thousands, except share and per share data; as of June 30, 2016, unless otherwise noted)
Debt (UPB)
$850,000 Revolving credit facility			$428,500
5.0% Convertible senior notes due 2023			200,000
3.875% Convertible senior notes due 2021			402,500
Corporate aircraft promissory note			42,077
CLNY OP share of investment-level debt			2,268,220
Total CLNY OP share of debt			3,341,297
Preferred equity
Series A 8.5% cumulative redeemable perpetual preferred stock, redemption value			252,000
Series B 7.5% cumulative redeemable perpetual preferred stock, redemption value			86,250
Series C 7.125% cumulative redeemable perpetual preferred stock, redemption value			287,500
Total redemption value of preferred equity			625,750
Common equity (as of August 5, 2016)	Price per share	Shares / Units
Class A common stock	$17.97	113,264	2,035,354
Class B common stock	17.97	527	9,470
OP units	17.97	20,924	376,004
Total market value of common equity			2,420,828

Total capitalization			$6,387,875

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 10 |

IIIb. Capitalization—Debt Overview

Debt overview
($ in thousands; as of June 30, 2016)	Type	Weighted-average years remaining to maturity	Weighted-average interest rate	CLNY OP pro rata share of unpaid principal balance	Deferred financing costs and discount / premium	CLNY OP pro rata share of carrying value
Investment-level debt by segment
Light Industrial Platform	Non-recourse	4.1	2.92%	$742,922	$(8,737)	$734,185
Other Real Estate Equity	Non-recourse	7.8	3.61%	595,394	(9,168)	586,226
Real Estate Debt	Partial recourse (1)	14.3	2.70%	929,904	(6,225)	923,679
Total investment-level debt		9.2	3.01%	2,268,220	(24,130)	2,244,090

Corporate debt
Line of credit	Recourse	4.8	2.91%	428,500	—	428,500
5.0% Convertible senior notes	Recourse	6.8	5.00%	200,000	(4,651)	195,349
3.875% Convertible senior notes	Recourse	4.5	3.88%	402,500	(5,907)	396,593
Corporate aircraft promissory note	Recourse	9.4	5.02%	42,077	—	42,077
Total corporate debt		5.2	3.74%	1,073,077	(10,558)	1,062,519

Total debt outstanding		7.9	3.25%	$3,341,297	$(34,688)	$3,306,609

Debt maturity and amortization schedule(2)

	Payments due by period
($ in thousands; as of June 30, 2016)	2016	2017	2018	2019	2020	2021 and after	Total
Line of credit	$—	$—	$—	$—	$—	$428,500	$428,500
Convertible senior notes	—	—	—	—	—	602,500	602,500
Warehouse facilities	—	47,253	131,327	—	—	—	178,580
Corporate aircraft promissory note	929	1,930	2,029	2,134	2,244	32,811	42,077
CMBS securitization debt	—	—	—	—	—	679,141	679,141
Scheduled amortization payments on investment-level debt	2,743	5,991	6,097	5,683	5,745	39,170	65,429
Balloon payments on investment-level debt	17,495	86,178	666,776	17,106	6,323	551,192	1,345,070
Total	$21,167	$141,352	$806,229	$24,923	$14,312	$2,333,314	$3,341,297

__________
(1) $80 million is recourse debt.
(2) Based on initial maturity dates or extended maturity dates to the extent criteria are met and the extension option is at the borrower's discretion.

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 11 |

IIIc. Capitalization—Investment Level Debt Overview

($ and € in thousands; as of June 30, 2016)
Light Industrial Platform
	Initial / current maturity date	Fully extended maturity date	Interest rate		Maximum principal amount	CLNY OP pro rata share
CLIP acquisition financing	Dec-2016	Dec-2019	L + 2.25%	(1)	N/A	$563,610
CLIP fixed rate mortgage	Aug-2025	Aug-2025	3.80%		N/A	104,577
CLIP credit facility	Jul-2016 (2)	Jan-2017	L + 2.25%		100,000	15,773
CLIP fixed rate mortgage	Apr-2028	Apr-2028	4.04%		N/A	58,962
Total UPB of debt related to Light Industrial Platform						742,922
Debt issuance costs						(8,737)
Total carrying value of debt related to Light Industrial Platform segment						$734,185

Other Real Estate Equity
	Initial / current maturity date	Fully extended maturity date	Interest rate		Maximum principal amount	CLNY OP pro rata share
NNN investments
Office - Minnesota	Jan-2024	Jan-2024	4.84%		N/A	$86,818
Office - France	Nov-2022	Nov-2022	1.89%		N/A	17,436
Office - Norway	Jun-2025	Jun-2025	3.91%		N/A	191,360
Education - Switzerland	Dec-2029	Dec-2029	2.72%		N/A	122,318
Total UPB of debt related to NNN investments, held for investment						417,932

Other real estate assets
Hotel portfolio - Various U.S.	Jan-2019	Jan-2021	L + 4.65%		N/A	12,387
Office - Arizona	Jul-2018	Jul-2020	L + 2.65%		N/A	7,030
Mixed use - Italy	Nov-2018	Nov-2018	4.02%		N/A	24,514	(3)
Industrial - Spain	Jan-2021	Jan-2021	3M EUR + 3.00%		N/A	22,381
Industrial - Spain	Jun-2022	Jun-2022	3M EUR + 2.80%		N/A	11,841
Office portfolio - UK	Aug-2018	Aug-2020	3M GBP L + 2.50%		N/A	39,530
Office - UK	Feb-2020	Feb-2020	3M GBP L + 2.35%		N/A	6,323
Mixed use - UK	Dec-2018	Dec-2020	3M GBP L + 3.28%		N/A	42,534
Total UPB of debt related to other real estate assets, held for investment						166,540

Total UPB of debt related to other real estate assets, held for sale						5,918
Subscription line	Sept-2016	Sept-2016	L + 1.60%		N/A	5,004
Total UPB of debt related to Other Real Estate Equity segment						595,394
Total debt issuance costs and discount						(9,168)
Total carrying value of debt related to Other Real Estate Equity segment						$586,226
__________
(1)     Interest rate increases to 1-month LIBOR plus 2.5% after December 2018.
(2)     In July 2016, exercised extension option to January 2017.

(3)
Seller provided zero-interest financing on acquired portfolio of properties, requiring principal payments of €15,750, €35,438 and €27,562 in Nov 2016, Nov 2017 and Nov 2018, respectively, of which CLNY and OP share is 28%. A discount was established at inception with an imputed interest rate of 4.02% and the discount is being accreted based on required payment schedule.

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 12 |

IIIc. Capitalization—Investment Level Debt Overview (cont'd)

($ in thousands; as of June 30, 2016)
Real Estate Debt
	Initial / current maturity date	Fully-extended maturity date	Interest rate	Maximum principal amount	CLNY OP pro rata share
Non-PCI
CMBS 2015-FL3	Sept-2032	Sept-2032	L + 2.36%	N/A	$295,350
CMBS 2014-FL2	Nov-2031	Nov-2031	L + 2.01%	N/A	161,457
CMBS MF2014-1	Apr-2050	Apr-2050	2.54%	N/A	123,515
April 2015 warehouse facility	Apr-2018	Apr-2019	L + 2.50% - L+2.75%	$250,000	131,327
CMBS 2014-FL1	Apr-2031	Apr-2031	L + 1.78%	N/A	98,819
February 2014 warehouse facility	Feb-2017	Feb-2017	L + 2.50%	150,000	47,253
Freddie Mac portfolio	Dec-2017	Dec-2019	L + 2.85%	N/A	42,691
Total UPB of debt related to Non-PCI loans					$900,412

PCI
Project London loan portfolio	Apr-2017	Apr-2019	L + 3.75%	N/A	$11,027
Metro loan portfolio	Apr-2017	Apr-2018	L + 3.75%	N/A	4,066
California first mortgage portfolio I	Aug-2016	Aug-2018	L + 3.75%	N/A	3,377
California first mortgage portfolio II	Sept-2016	Sept-2018	L + 3.25%	N/A	1,844
Midwest loan portfolio	Jun-2016	Jun-2017	L + 4.00%	N/A	1,590
Total UPB of debt related to PCI loans					$21,904

Subscription line	Sept-2016	Sept-2016	L + 1.60%	N/A	7,588
Total UPB of debt related to Real Estate Debt segment					$929,904
Total debt issuance costs					(6,225)
Total carrying value of debt related to Real Estate Debt segment					$923,679

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 13 |

IIId. Capitalization—Credit Facility, Convertible Debt & Preferred Stock Overview

($ and shares in thousands; as of or for the three months ended June 30, 2016)
Credit facility
Revolving credit facility
Maximum principal amount								$850,000
Amount outstanding								428,500
Initial maturity							March 31, 2020
Fully-extended maturity							March 31, 2021
Interest rate							LIBOR + 2.25%

						Covenant level		Actual level at June 30, 2016
Financial covenants as defined in the Credit Agreement:
Consolidated Tangible Net Worth						Minimum $1,915 million		$2,564 million
Consolidated Fixed Charge Coverage Ratio						Minimum 1.50 to 1.00		2.44 to 1.00
Consolidated Interest Coverage Ratio						Minimum 3.00 to 1.00		16.64 to 1.00
Consolidated Leverage Ratio						Maximum 0.65 to 1.00		0.43 to 1.00

Convertible debt
Description	Outstanding principal	Issuance date	Due date	Interest rate	Conversion price (per share of common stock)	Conversion ratio	Conversion shares	Redemption date
5.0% Convertible senior notes	$200,000	April 2013	April 15, 2023	5.00% fixed	$23.35	42.8183	8,564	On or after April 22, 2020
3.875% Convertible senior notes	402,500	January and June 2014	January 15, 2021	3.875% fixed	$24.56	40.7089	16,385	On or after January 22, 2019
	$602,500

Preferred stock
Description				Liquidation preference	Issuance date	Dividend rate	Shares outstanding	Redemption period
Series A 8.5% cumulative redeemable perpetual				$252,000	March 2012	8.50%	10,080	On or after March 27, 2017
Series B 7.5% cumulative redeemable perpetual				86,250	June 2014	7.50%	3,450	On or after June 19, 2019
Series C 7.125% cumulative redeemable perpetual				287,500	April 2015	7.125%	11,500	On or after April 13, 2020
				$625,750			25,030

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 14 |

IVa. CLIP—Summary Metrics

($ in thousands, except per share; as of or for the three months ended June 30, 2016)
Financial results related to the segment
Net Income attributable to common stockholders					$2,995
Net Income attributable to common stockholders per basic share					0.03
Core FFO					17,517
Core FFO per basic common share					0.13
FFO					17,176
FFO per basic common share					0.13

Portfolio overview
Number of buildings					328
Rentable square feet					35,386
% leased at end of period					94%
CLNY OP share of undepreciated cost basis of real estate assets (1)					$1,262,868
CLNY OP share of debt (UPB)					742,922
CLNY OP share of debt / undepreciated cost basis					59%
Carrying value of CLIP operating platform (CLNY OP owns 100%)					$20,000
Uncalled third party capital commitments					61,334

Recent acquisitions
Property / portfolio name	Acquisition date	Number of buildings	Rentable square feet	% leased	Purchase price
Q2 2016 acquisitions
Orlando light industrial portfolio	Apr-2016	4	669,010	95%	55,650
Total		4	669,010	95%	$55,650

Q3 2016 acquisitions
Phoenix light industrial building	July-2016	1	60,000	100%	4,250
Total		1	60,000	100%	$4,250

__________
(1) Includes all components related to the real estate assets, including tangible real estate and lease-related intangibles. Excludes accumulated depreciation.

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 15 |

IVb. CLIP—Portfolio and Lease Overview

(As of or for the three months ended June 30, 2016)
Location Markets	Property type	Number of buildings	Rentable square feet (in thousands)	Annualized base rent (in thousands)	Percentage leased	Number of leases	Lease expiration	Year acquired
United States
Atlanta	Industrial	84	8,286	$32,049	94%	233	7/2016 to 4/2030	2014-2015
Austin	Industrial	4	236	1,479	94%	14	9/2016 to 8/2025	2014
Chicago	Industrial	34	3,972	16,375	93%	50	7/2016 to 12/2026	2014
Dallas	Industrial	58	6,142	21,129	96%	150	7/2016 to 4/2040	2014-2015
Denver	Industrial	8	1,128	4,666	98%	24	7/2016 to 3/2026	2014
Houston	Industrial	21	1,713	8,907	95%	52	7/2016 to 8/2026	2014
Kansas City	Industrial	9	1,664	5,812	98%	24	7/2016 to 11/2024	2014
Maryland	Industrial	5	431	2,214	100%	12	7/2016 to 12/2023	2015-2016
Memphis	Industrial	3	383	752	85%	5	2/2017 to 9/2024	2014
Minneapolis	Industrial	15	1,993	9,052	90%	55	7/2016 to 10/2025	2014-2015
New Jersey South / Philadelphia	Industrial	30	3,328	14,361	93%	70	7/2016 to 4/2027	2014-2015
Orlando	Industrial	7	1,224	5,585	93%	21	9/2016 to 6/2021	2014 / 2016
Phoenix	Industrial	17	1,645	7,471	93%	50	10/2016 to 8/2024	2014-2015
Salt Lake City	Industrial	16	1,269	5,218	93%	33	7/2016 to 11/2023	2014
St. Louis	Industrial	8	1,355	4,503	87%	16	8/2016 to 7/2024	2014
Tampa	Industrial	9	617	3,095	95%	34	10/2016 to 1/2024	2014
Total / Weighted average		328	35,386	$142,668	94%	843

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 16 |

Va. Single Family Residential Rentals—Summary Metrics

($ in thousands, except per share and unless otherwise noted; as of or for the three months ended June 30, 2016)
Financial results related to the segment
Net income attributable to common stockholders	$(1,712)
Net income attributable to common stockholders per basic share	(0.02)
Core FFO	5,655
Core FFO per basic common share	0.04
FFO	4,137
FFO per basic common share	0.03
Balance sheet
Equity method investments - Colony Starwood Homes	$325,857
Equity method investments - Colony American Finance	56,769
Ownership in SFR and CAF
Colony Starwood Homes shares beneficially owned by OP and common stockholders	15.1 million
CLNY OP interest in SFR as of June 30, 2016	14.0%
CLNY OP interest in CAF as of June 30, 2016	17.4%

_____________
Note: Refer to SFR filing for additional information.

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 17 |

VIa. Other Real Estate Equity—Summary Metrics

($ in thousands, except per share data; as of or for the three months ended June 30, 2016)
Financial results related to the segment
Net Income attributable to common stockholders	$36,777
Net Income attributable to common stockholders per basic share	0.32
Core FFO	49,588
Core FFO per basic share	0.37
FFO	50,999
FFO per basic share	0.38
Portfolio overview
CLNY OP share of consolidated real estate assets (cost basis)
NNN assets held for investment (1)(2)	$641,743
Other real estate assets held for investment (1)	331,497
Real estate assets held for sale (1)	86,351
Total CLNY OP share of consolidated real estate assets	1,059,591
CLNY OP share of investment-level non-recourse financing (UPB)
NNN investments held for investment	$417,932
Other real estate assets held for investment	166,540
NNN and other real estate assets held for sale	5,918
Subscription line	5,004
Total CLNY OP share of investment-level non-recourse financing	595,394
Equity method investments
CLNY OP share of equity method investments	$143,896
CLNY OP share of other investments - Albertsons investment	49,862
Number of post-IPO shares in Albertsons pursuant to preliminary prospectus dated October 2, 2015	8.45 million
CLNY OP % ownership interest in post-IPO AB Acquisition LLC based on preliminary prospectus dated October 2, 2015	2.17%

_____________

(1)	Includes all components related to the asset, including tangible real estate and lease-related intangibles.

(2)	CLNY OP share of Q2 NOI was $10.4 million.

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 18 |

VIb. Other Real Estate Equity—Portfolio Overview

Summary of real estate
				CLNY OP pro rata share
Location	Property type	Number of buildings	Rentable square feet (thousands)	Real estate assets & intangibles, net (1)		Cost basis of real estate assets (1)(2)	Investment-level non-recourse debt	Percentage leased (end of period)	Number of leases	Lease expiration	Year acquired or foreclosed
NNN investments
Minnesota	Office	1	502	$109,096		$121,829	$86,818	100%	1	7/2016 to 9/2020	2013
France	Office	3	187	36,495		37,165	17,436	100%	1	11/2027	2015
Norway	Office	26	1,291	321,451	(4)	302,423	191,360	100%	1	6/2030	2015
Switzerland	Education	20	304	173,331		180,326	122,318	100%	2	1/2035	2015
Total NNN investments		50	2,284	640,373		641,743	417,932
Other real estate assets
Various U.S. states	Hotel	12	NA	16,390		19,295	12,387	NA	NA	NA	2012
Arizona	Office	1	458	20,853		22,654	7,030	60%	19	12/2016 to 6/2022	2013
Italy (3)	Mixed Use	80	578	39,546		40,586	24,514	34%	43	12/2016 to 3/2021	2014
Spain	Industrial	36	2,608	64,406		66,122	34,222	100%	36	10/2016 to12/2029	2014, 2016
United Kingdom	Office	35	999	68,082		73,150	45,853	91%	108	7/2016 to 11/2070	2014, 2015
United Kingdom	Mixed Use	65	3,335	103,830		106,162	42,534	94%	237	9/2016 to 3/2040	2015, 2016
France	Office	5	171	3,521		3,528	—	11%	2	12/2022	2016
Total other real estate assets		234	8,149	316,628		331,497	166,540

Total other real estate assets held for investment		284	10,433	957,001		973,240	584,472

Total other real estate assets held for sale		46	2,085	85,552		86,351	5,918
Subscription line		—	—	—		—	5,004
Total CLNY OP share of consolidated real estate assets		330	12,518	$1,042,553		$1,059,591	$595,394

_____________

(1)	Includes all components related to the asset, including tangible real estate and lease-related intangibles.

(2)	Excludes accumulated depreciation.

(3)	Excludes one building with 218,000 rentable square feet that is subject to development.

(4)	The carrying value of real estate assets and intangibles, net includes $28.4 million of capitalized taxes, for which there is a corresponding and offsetting deferred tax liability.

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 19 |

VIIa. Real Estate Debt—Summary Metrics

($ in thousands, except per share data; as of or for the three months ended June 30, 2016)
Financial results related to the segment
Net income attributable to common stockholders	$44,549
Net income attributable to common stockholders per basic share	0.39
Core FFO	60,523
Core FFO per basic common share	0.45
FFO	52,900
FFO per basic common share	0.39

Portfolio Overview
Non-PCI loans
CLNY OP share of loans receivables held for investment, net	$2,507,043
CLNY OP share of investment-level financing (UPB)	900,412
CLNY OP share of equity method investments	114,423
PCI loans
CLNY OP share of loans receivables held for investment, net	173,669
CLNY OP share of non-recourse investment-level financing (UPB)	21,904
CLNY OP share of equity method investments	4,042
Other
CLNY OP share of carrying value of real estate (1)	35,691
CLNY OP share of other investments	4,649
CLNY OP share of subscription line (UPB)	7,588

___________
(1) Includes all components related to the asset, including tangible real estate and lease-related intangibles.

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 20 |

VIIb. Real Estate Debt—Portfolio by Loan Type

($ in thousands, as of or for the three months ended June 30, 2016)
Loans receivable held for investment by loan type
	CLNY OP pro rata share
Non-PCI loans	Unpaid principal balance	Gross carrying amount	Weighted average coupon	Weighted average maturity in years
Fixed rate
First mortgage loans	$281,186	$272,397	8.3%	4.6
Securitized mortgage loans	122,952	125,492	6.4%	16.1
Second mortgage loans / B-notes	258,007	261,590	9.6%	2.8
Mezzanine loans	208,236	208,660	11.7%	3.0
Total fixed rate non-PCI loans	870,381	868,139	9.3%	5.3

Variable rate
First mortgage loans	529,003	525,134	7.1%	1.4
Securitized mortgage loans	918,518	916,951	5.7%	3.1
Second mortgage loans / B-notes	8,846	8,631	9.5%	1.9
Mezzanine loans	192,912	192,313	10.9%	1.2
Total variable rate non-PCI loans	1,649,279	1,643,029	6.8%	2.3

Total Non-PCI loans	2,519,660	2,511,168
Allowance for loan losses	—	(4,125)
Total Non-PCI loans, net of allowance for loan losses	2,519,660	2,507,043

PCI loans
Mortgage loans	253,030	176,891
Securitized mortgage loans	8,760	7,404
Total PCI loans	261,790	184,295
Allowance for loan losses	—	(10,626)
Total PCI loans receivable, net of allowance	261,790	173,669

Total loans receivable held for investment, net of allowance	$2,781,450	$2,680,712

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 21 |

VIIc. Real Estate Debt—Portfolio by Collateral Type

($ in thousands, as of or for the three months ended June 30, 2016)
Loans receivable held for investment by collateral type
	CLNY OP pro rata share
	Unpaid principal balance	Net carrying amount	Weighted average coupon
Non-PCI Loans
Residential	$50,065	$49,958	13.8%
Multifamily	653,740	648,444	5.5%
Office	443,255	441,321	6.8%
Retail	516,709	516,309	8.0%
Hospitality	525,923	521,285	9.7%
Industrial	31,942	31,804	5.5%
Other commercial	218,160	217,242	7.7%
Land	79,866	80,680	11.2%
	2,519,660	2,507,043
PCI Loans
Residential	16,270	10,784
Multifamily	58,879	43,504
Office	41,445	17,002
Retail	57,409	49,361
Hospitality	8,360	5,661
Industrial	34,105	27,590
Other commercial	22,688	11,974
Land	22,634	7,793
	261,790	173,669
Total loans held for investment, net	$2,781,450	$2,680,712

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 22 |

VIIIa. Investment Management—Summary Metrics

($ in thousands unless otherwise noted; as of or for three months ended June 30, 2016)

AUM	$18.4 billion
FEEUM	7.6 billion
Credit Funds	3.7 billion
Core Plus / Value-Add Funds	1.6 billion
Opportunity Funds	2.3 billion

Income:
Total income	$15,012
Expenses:
Transaction, investment and servicing expenses	22
Amortization	3,559
Compensation expense	7,880
Administrative expenses	692
Total expenses	12,153
Other loss, net	44
Income tax benefit	227
Net income attributable to common interests in OP and common stockholders	3,130
Add: Noncash equity compensation expense	994
Add: Unrealized gain on derivatives	(44)
Add: Amortization of investment management intangibles	3,558
Deduct: Deferred tax benefit effect on amortization and impairment of investment management intangibles	(1,722)
Core FFO	$5,916

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 23 |

IX. Definitions

a)
Assets Under Management ("AUM") refers to the assets for which the Company provides investment management services and includes assets for which it may or may not charge management fees and/or performance allocations. AUM is presented as of June 30, 2016 and equals the sum of: a) the gross fair value of investments held directly by the Company or managed by the Company on behalf of its private funds, co-investments, or other investment vehicles; b) leverage, inclusive of debt held by investments and deferred purchases prices; c) uncalled limited partner capital commitments which the Company is entitled to call from investors during the given commitment period at its discretion pursuant to the terms of their respective funds; and d) with respect to majority-owned and substantially controlled investments the Company consolidates gross assets attributable to third-party investors. The Company's calculations of AUM may differ from the calculations of other asset managers, and as a result this measure may not be comparable to similar measures presented by other asset managers.

b)	Colony Capital, Inc. ("CLNY")

c)	Colony Light Industrial Platform ("CLIP")

d)	Colony Starwood Homes ("SFR")

e)	Colony American Finance ("CAF")

f)
Fee-Earning Equity Under Management ("FEEUM") refers to the equity for which the Company provides investment management services and from which it derives management fees and/or performance allocations. FEEUM is presented as of June 30, 2016. FEEUM includes $0.8 billion of uncalled limited partner capital commitments which will not bear fees until such capital is called at the Company’s discretion. Additionally, $0.3 billion pertains to FEEUM of our equity-method investment in a German-based asset management platform. The Company's calculations of FEEUM may differ from the calculations of other asset managers, and as a result this measure may not be comparable to similar measures presented by other asset managers.

g)	Net Operating Income ("NOI") is property operating income less property operating expenses adjusted for non-cash items, including straight line rents and above/below market lease amortization.

h)
Operating Company ("OP") refers to Colony Capital Operating Company, LLC, an operating subsidiary of the Company. The Company is structured as an umbrella partnership real estate investment trust, or UPREIT, in which its wholly-controlled subsidiary, Colony Capital Operating Company, LLC (the “OP”), directly or indirectly holds substantially all of the Company’s assets and directly or indirectly conducts substantially all of the Company’s business.

i)
Purchased Credit-Impaired ("PCI") loans are loans that were acquired at a discount with evidence of underlying credit deterioration and for which it is probable that all contractually required payments will not be collected.

j)	Unpaid Principal Balance ("UPB")

Colony Capital, Inc. Second Quarter 2016 Supplemental Financial Report	| 24 |